EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 14, 2005




                                    PARTHENON INVESTORS, L.P.

                                    By:  PARTHENON INVESTMENT ADVISORS, LLC,
                                         its General Partner

                                    By:  PARTHENON INVESTMENT PARTNERS, LLC,
                                         its Managing Member

                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    PARTHENON INVESTMENT ADVISORS, LLC

                                    By:  PARTHENON INVESTMENT PARTNERS, LLC,
                                         its Managing Member

                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    PARTHENON INVESTMENT PARTNERS, LLC


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    PARTHENON INVESTORS II, L.P.

                                    By:  PCAP PARTNERS II, LLC,
                                         its General Partner

                                    By:  PCAP II, LLC,
                                         its Managing Member

                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    PCAP PARTNERS II, LLC

                                    By:  PCAP II, LLC,
                                         its Managing Member

                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                  PCAP II, LLC


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member


                                    J&R FOUNDERS FUND, L.P.

                                    By:  J&R ADVISORS F.F. INC.
                                         its General Partner

                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member


                                    J&R ADVISORS, INC.


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    PCIP INVESTORS

                                    By:  PARTHENON CAPITAL, LLC,
                                         its Managing Partner

                                    By:  J&R INVESTMENT MANAGEMENT COMPANY, LLC,
                                         its Managing Member


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Director, President
                                                    and Secretary



                                    PARTHENON CAPITAL, LLC

                                    By:  J&R INVESTMENT MANAGEMENT COMPANY, LLC
                                         its Managing Member


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    J&R INVESTMENT MANAGEMENT COMPANY, LLC


                                         By: /s/ John C. Rutherford
                                             ----------------------------------
                                             Name:  John C. Rutherford
                                             Title: Managing Member



                                    /s/ John Rutherford
                                    -------------------------------------
                                    John C. Rutherford


                                    /s/ Ernest K. Jacquet
                                    -------------------------------------
                                    Ernest K. Jacquet